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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	6/30/18

Item 1.  Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited)

SHARES		VALUE

	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 0.6% of Net Assets

	Biotechnology — 0.5%
2,538,462	BioClin Therapeutics, Inc. Series A, 6.00%	$1,650,000
1,470,588	BioClin Therapeutics, Inc. Series B, 6.00%	1,100,000
2,133,333	GenomeDx Biosciences, Inc. Series C, 6.00%	710,400
366,684	GenomeDx Biosciences, Inc. Series D Prime, 8.00%	335,516
1,867,314	GenomeDx Biosciences, Inc. Series D, 8.00%	569,531
257,477	GenomeDx Biosciences, Inc. Warrants (expiration 11/1/27, exercise price $0.31)	0
		4,365,447
	Health Care Equipment & Supplies — 0.1%
407,078	IlluminOss Medical, Inc. Series AA, 8.00%	407,078
383,470	IlluminOss Medical, Inc. Junior Preferred, 8.00%	383,470
21,885	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00)	0
10,943	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
21,885	IlluminOss Medical, Inc. Warrants (expiration 2/6/28, exercise price $1.00)	0
32,792	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $6,975,549)	5,155,995
	PREFERRED STOCK — 1.5% of Net Assets

	Real Estate Investment Trust — 1.5%
200,000	Welltower Inc., 6.50% (b)	11,890,000
	TOTAL PREFERRED STOCK (Cost $11,919,596)	11,890,000

	MANDATORY CONVERTIBLE PREFERRED STOCK — 0.7% of Net Assets

	Pharmaceuticals — 0.7%
13,000	Teva Pharmaceutical Industries Limited, 7.00% due 12.15.18	5,908,500
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $13,000,000)	5,908,500

PRINCIPAL AMOUNT

	CONVERTIBLE AND NON-CONVERTIBLE NOTES — 14.8% of Net Assets

	Convertible Notes — 1.4%

	Health Care Equipment & Supplies (Restricted) — 0.0%
$43,770	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	43,770
87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	87,539

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT		VALUE

	Health Care Equipment & Supplies — continued
$87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	$87,539
131,169	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	131,169
		350,017
	Pharmaceuticals — 1.4%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	8,435,921
7,000,000	Egalet Corporation, 5.50% due 4/01/20	2,445,002
		10,880,923
	TOTAL CONVERTIBLE NOTES	11,230,940

	Non-Convertible Notes — 13.4%

	Biotechnology — 2.4%
10,000,000	Amgen Inc., 3.63% due 5/15/22	10,059,276
10,000,000	Gilead Sciences, Inc., 2.95% due 3/01/27	9,341,500
		19,400,776
	Health Care Equipment & Supplies — 1.3%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	4,947,578
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,655,817
		10,603,395
	Health Care Providers & Services — 8.1%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	12,661,268
10,500,000	Anthem, Inc., 3.50% due 8/15/24	10,232,687
7,500,000	Encompass Health Corporation, 5.75% due 11/01/24	7,504,350
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,235,364
9,700,000	HCA Healthcare, Inc., 6.25% due 2/15/21	10,063,750
5,500,000	Tenet Healthcare Corporation, 4.63% due 7/15/24(c)	5,209,600
10,500,000	UnitedHealth Group Incorporated, 4.38% due 3/15/42	10,579,275
		65,486,294
	Pharmaceuticals — 1.6%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37(e)	5,878,996
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	653,250
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,119,711
		12,651,957
	TOTAL NON-CONVERTIBLE NOTES	108,142,422
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $131,592,934)	119,373,362

SHARES

	COMMON STOCKS AND WARRANTS - 109.7% of Net Assets

	Biotechnology — 23.5%
337,692	AbbVie Inc.	31,287,164
99,290	Alexion Pharmaceuticals, Inc. (b)	12,326,853

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	Biotechnology — continued
151,152	Amgen Inc.	$27,901,148
205,771	Amicus Therapeutics, Inc. (b)	3,214,143
54,043	Biogen Inc. (b)	15,685,440
204,109	Celgene Corporation (b)	16,210,337
55,644	Esperion Therapeutics, Inc. (b)	2,180,688
26,921	Galapagos NV (b) (d)	2,481,578
444,692	Gilead Sciences, Inc.	31,501,981
73,552	Incyte Corporation (b)	4,927,984
36,672	Neurocrine Biosciences, Inc. (b)	3,602,657
226,241	Pieris Pharmaceuticals, Inc. (b)	1,147,042
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21, exercise price $3.00) (a) (b)	86,256
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21, exercise price $2.00) (a) (b)	53,455
24,196	Puma Biotechnology, Inc. (b)	1,431,193
12,163	Regeneron Pharmaceuticals, Inc. (b)	4,196,113
19,619	Sage Therapeutics, Inc. (b)	3,070,962
49,453	Sarepta Therapeutics, Inc. (b)	6,536,698
128,043	Vertex Pharmaceuticals Incorporated (b)	21,762,188
		189,603,880
	Health Care Equipment & Supplies — 15.7%
515,830	Abbott Laboratories	31,460,472
107,668	Baxter International Inc.	7,950,205
43,972	Becton, Dickinson and Company	10,533,932
65,100	Edwards Lifesciences Corporation (b)	9,476,607
18,725	IDEXX Laboratories, Inc. (b)	4,080,927
301,487	Medtronic plc	25,810,302
19,580	NuVasive, Inc. (b)	1,020,510
16,612	STERIS plc	1,744,426
91,729	Stryker Corporation	15,489,359
6,379	Teleflex Incorporated	1,710,912
25,069	Varian Medical Systems, Inc. (b)	2,850,847
121,981	Wright Medical Group N.V. (b)	3,166,627
104,566	Zimmer Biomet Holdings, Inc.	11,652,835
		126,947,961
	Health Care Providers & Services — 23.6%
99,300	Acadia Healthcare Company, Inc. (b)	4,062,363
53,650	Aetna Inc.	9,844,775
71,307	AmerisourceBergen Corporation	6,080,348
71,601	Anthem, Inc.	17,043,186
105,361	Centene Corporation (b)	12,981,529
22,670	Charles River Laboratories International, Inc. (b)	2,544,934
40,461	Cigna Corporation	6,876,347
109,035	Community Health Systems, Inc. (b)	361,996
248,969	CVS Health Corporation	16,021,155
277,760	Diplomat Pharmacy, Inc. (b)	7,099,546

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	Health Care Providers & Services — continued
84,500	Express Scripts Holding Company (b)	$6,524,245
65,635	HCA Healthcare, Inc.	6,734,151
73,085	Humana Inc.	21,752,289
79,947	McKesson Corporation	10,664,930
164,500	Tenet Healthcare Corporation (b)	5,522,265
229,606	UnitedHealth Group Incorporated	56,331,536
		190,445,595
	Life Sciences Tools & Services — 3.7%
41,501	Illumina, Inc. (b)	11,590,814
86,693	Thermo Fisher Scientific Inc.	17,957,588
		29,548,402
	Medical Devices and Diagnostics — 4.4%
337,344	Boston Scientific Corporation (b)	11,031,149
121,354	Danaher Corporation	11,975,213
16,091	Hologic, Inc. (b)	639,617
12,206	Intuitive Surgical, Inc. (b)	5,840,327
33,461	Masimo Corporation (b)	3,267,467
29,558	ResMed Inc.	3,061,618
		35,815,391
	Pharmaceuticals — 30.5%
128,035	Allergan plc	21,345,995
345,725	Bristol-Myers Squibb Company	19,132,421
241,525	Eli Lilly and Company	20,609,328
9,331	GW Pharmaceuticals plc (b) (d)	1,302,048
575,424	Johnson & Johnson	69,821,948
163,992	Medicines Company (The) (b)	6,018,506
751,923	Merck & Co., Inc.	45,641,726
258,981	Mylan N.V. (b)	9,359,573
50,300	Novo Nordisk A/S (d)	2,319,836
1,173,626	Pfizer Inc.	42,579,151
259,820	Teva Pharmaceutical Industries Limited (d)	6,318,822
24,600	Zoetis Inc.	2,095,674
		246,545,028
	Real Estate Investment Trusts — 8.2%
159,324	LTC Properties, Inc.	6,809,508
709,455	Medical Properties Trust, Inc.	9,960,748
315,922	New Senior Investment Group Inc.	2,391,530
500,721	Omega Healthcare Investors, Inc.	15,522,351
335,716	Physicians Realty Trust	5,351,313
581,714	Sabra Health Care REIT, Inc.	12,640,645
479,604	Senior Housing Properties Trust	8,676,036
15,000	Ventas Realty, LP / Ventas Capital Corporation	375,750
76,246	Ventas, Inc.	4,342,210
		66,070,091

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	Real Estate Management & Development — 0.1%
5,323	The RMR Group Inc., Class A	$417,589
	TOTAL COMMON STOCKS AND WARRANTS (Cost $849,324,121)	885,393,937

PRINCIPAL AMOUNT

	SHORT-TERM INVESTMENT - 0.4% of Net Assets
$2,749,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $2,749,000, 0.35%, dated 06/29/18, due 07/02/18 (collateralized by U.S. Treasury Notes 2.25%, due 11/15/25, market value $2,806,977)	2,749,000
	TOTAL SHORT-TERM INVESTMENT (Cost $2,749,000)	2,749,000
	TOTAL INVESTMENTS - 127.7% (Cost $1,015,561,200)	1,030,470,794
	OTHER LIABILITIES IN EXCESS OF ASSETS - (27.7)%	(223,401,018)
	NET ASSETS - 100%	$807,069,776

(a)                   Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)                   Non-income producing security.

(c)                    Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)                   American Depository Receipt

(e)                    Foreign security.

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.  Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At June 30, 2018, the cost of securities for Federal income tax purposes was $1,016,863,502. The net unrealized gain on securities held by the Fund was $13,607,292, including gross unrealized gain of $105,856,706 and gross unrealized loss of $92,249,414.

Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the period ended June 30, 2018 were as follows:

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited, continued)

Affiliated Companies	Beginning Value as of September 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018		Shares/ Principal Amount as of June 30, 2018	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
BioClin Therapeutics, Inc.	$2,383,333	$366,667	$—	$—	$—	$2,750,000	*	4,009,050	$—	$—

* Not an affiliate at June 30, 2018.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the nine month period ended June 30, 2018, there were no transfers between Levels 1, 2, and 3. The Fund accounts for transfers between levels at the beginning of the period.

The following is a summary of the levels used as of June 30, 2018 to value the Fund’s net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred And Warrants
Biotechnology	$—	$—	$4,365,447	$4,365,447
Health Care Equipment & Supplies	—	—	790,548	790,548
Preferred Stock
Real Estate Investment Trust	11,890,000	—	—	11,890,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	5,908,500	—	—	5,908,500
Convertible Notes
Health Care Equipment & Supplies	—	—	350,017	350,017
Pharmaceuticals	—	10,880,923	—	10,880,923
Non-convertible Notes
Biotechnology	—	19,400,776	—	19,400,776
Health Care Equipment & Supplies	—	10,603,395	—	10,603,395
Health Care Providers & Services	—	65,486,294	—	65,486,294
Pharmaceuticals	—	12,651,957	—	12,651,957
Common Stocks And Warrants
Biotechnology	189,464,169	—	139,711	189,603,880
Health Care Equipment & Supplies	126,947,961	—	—	126,947,961
Health Care Providers & Services	190,445,595	—	—	190,445,595
Life Sciences Tools & Services	29,548,402	—	—	29,548,402
Medical Devices And Diagnostics	35,815,391	—	—	35,815,391
Pharmaceuticals	246,545,028	—	—	246,545,028
Real Estate Investment Trusts	66,070,091	—	—	66,070,091
Real Estate Management & Development	417,589	—	—	417,589
Short-term Investment	—	2,749,000	—	2,749,000
Total	903,052,726	121,772,345	5,645,723	1,030,470,794

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited, continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2017	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in /(out of) Level 3	Balance as of June 30, 2018
Convertible Preferred and Warrants
Biotechnology	$5,583,332	$(2,187,766)	$971,937	$(2,056)	$0	$4,365,447
Health Care Equipment & Supplies	0	786,793	3,755	0	0	790,548
Convertible Notes
Health Care Equipment & Supplies	65,585	64,845	219,587	0	0	350,017
Common Stock and Warrants
Biotechnology	183,650	(43,939)	0	0	0	139,711
Total	$5,832,567	$(1,380,067)	$1,195,279	$(2,056)	$0	$5,645,723

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2018	$(1,380,067)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at June 30, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$139,711	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)

	5,506,012	Probability - weighted expected return model	Discount rate Price to sales multiple	18.00%-42.02% (31.13%) 2.42x-11.89x (7.45x)
	$5,645,723

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund’s Managed Assets at June 30, 2018.

At June 30, 2018, the Fund had a commitment of $218,848 relating to additional investments in one private company.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited, continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,651,088	$0.65	$1,650,000
Series B Cvt. Pfd	3/3/17	1,100,000	0.75	1,100,000
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,205,644	0.33	710,400
Series D Prime Cvt. Pfd	04/04/18	111,839	0.92	335,516
Series D Cvt. Pfd	04/04/18	489,364	0.31	569,531
Warrants (expiration 11/1/27)	04/04/18	0	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	284,688	1.00	407,078
Junior Preferred	1/21/16	132,721	1.00	383,470
Cvt. Promissory Note	12/20/17	43,843	100.00	43,770
Cvt. Promissory Note	01/11/18	87,567	100.00	87,539
Cvt. Promissory Note	02/06/18	87,539	100.00	87,539
Cvt. Promissory Note	3/28/17	131,350	100.00	131,169
Warrants (expiration 11/20/27)	11/21/17	40	0.00	0
Warrants (expiration 1/11/28)	1/11/18	13	0.00	0
Warrants (expiration 2/06/28)	2/06/18	0	0.00	0
Warrants (expiration 3/31/27)	3/28/17	152	0.00	0
		$7,325,848		$5,506,012

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)                              The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)                              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/28/18

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/28/18